SUPPLEMENT DATED APRIL 21, 1997


                              TO THE PROSPECTUS OF
                          INSTITUTIONAL FIDUCIARY TRUST

                         FRANKLIN U.S. GOVERNMENT AGENCY
                                MONEY MARKET FUND


                             DATED NOVEMBER 1, 1996


The second paragraph under WHO MANAGES THE FUND? - THE FUND'S 12B-1 Plan, is replaced with the following:

Payments by the Fund under the plan may not exceed 0.30% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. For more information, please see "The Fund's Underwriter" in the SAI.